TOUCHSTONE FUNDS GROUP TRUST

Touchstone Sands Capital Select Growth Fund (the “Fund”)

Supplement dated April 14, 2022 to the Fund's Statement of Additional Information ("SAI") dated January 28, 2022, as may be amended or supplemented from time to time

At a meeting of the Board of Trustees (the "Board") of Touchstone Funds Group Trust (the "Trust") held on May 21, 2020, Touchstone Advisors, Inc. ("Touchstone") proposed, and the Board approved, an amendment to the advisory agreement between Touchstone and the Trust, on behalf of the Fund, in order to remove the performance fee adjustment to the Fund's advisory fee. Fund shareholders were previously notified of the removal of the performance fee adjustment via a Prospectus, Summary Prospectus and SAI supplement dated May 26, 2020.

Accordingly, effective immediately, the last sentence of the third paragraph in the section of the SAI titled “The Sub-Advisors and Portfolio Managers,” is deleted in its entirety.

Accordingly, effective immediately, the paragraph located directly under the Fund Ownership Table in the section of the SAI titled “The Sub-Advisors and Portfolio Managers,” under the sub-section titled “Sands Capital Select Growth Fund,” is deleted in its entirety.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 Providence, RI 02940-8078
Ph: 800.543.0407 TouchstoneInvestments.com
Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-56-TFGT-SAI-S1-2204